Securian Funds Trust

(the “Trust”)

SFT Core Bond Fund

(the “Fund”)

Supplement dated August 20, 2024, to the Prospectus of the Trust, dated May 1, 2024, as supplemented to date (the “Prospectus”), and the Statement of Additional Information of the Trust, dated May 1, 2024, as supplemented to date (the “SAI”).

Stephen M. Kane, CFA, has announced his plan to retire and withdraw from the partnership of Metropolitan West Asset Management, LLP’s parent company effective as of December 31, 2024 (the “Effective Date”). Mr. Kane’s portfolio management responsibilities will transition to the Fund’s remaining portfolio managers, Bryan T. Whalen, CFA, Jerry Cudzil and Ruben Hovhannisyan, CFA.

Accordingly, as of the Effective Date, Mr. Kane will no longer serve as a portfolio manager of the Fund and all references to Mr. Kane as a portfolio manager of the Fund are removed from the Prospectus and SAI.

 Please retain this supplement for future reference.

 F107287 08-2024